SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                November 12, 2001

                                    Dice Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------


     Delaware                           0-25017              13-3899472
-----------------------------    ------------------  ---------------------------
 (State or Other Jurisdiction        (Commission           (I.R.S. Employer
      of Incorporation)              File Number)        Identification Number)

--------------------------------------------------------------------------------
                     3 Park Avenue, New York, New York 10016
--------------------------------------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (212) 679-9078
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 7.        EXHIBITS.

               Exhibit
               Number    Description

                99.1 Letter of Dice Inc., dated November 12, 2001, addressed to Mr. Norbert Lou, Elliott Management Corporation



ITEM 9.        Regulation FD Disclosure.

          On November 12, 2001,  Dice Inc. (the  "Registrant")  responded to the letters of Elliott Associates, L.P., Elliott International, L.P. and Elliott International Capital Advisors Inc. (together the "Elliott Bondholders"), dated October 11 and November 6, 2001, to the Board of Directors of the Registrant. The October 11 and November 6, 2001 letters were filed as exhibits to a Schedule 13D filed by the Elliott Bondholders on October 11, 2001 and a Schedule 13D amendment filed on November 9, 2001, respectively. Each letter requested the Board of Directors to recapitalize the Registrant by restructuring the Registrant's 7% Convertible Subordinated Notes.

          A copy of the Registrant's letter, dated November 12, 2001, responding to the October 11 and November 6, 2001 letters of the Elliott Bondholders is furnished pursuant to Regulation FD with this Current Report on Form 8-K as
Exhibit 99.1. This letter is not filed pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference in any registration statements filed under the Securities Act of 1933.

                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     DICE INC.



                                  By:      /s/ Brian P. Campbell
                                     --------------------------------------
                                     Name:  Brian P. Campbell, Esq.
                                     Title: Vice President and General Counsel

Dated: November 13, 2001